                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                                   FORM 8-KA


                          AMENDMENT TO CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  February 2, 1996



                        NOBEL EDUCATION DYNAMICS, INC.
            (Exact name of registrant as specified in its charter)



The undersigned Registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K (date of earliest event reported February 2, 1996) filed February 16, 1996, as set forth in the pages attached hereto:

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

                                                                           Page
                                                                           ----


     (a) Financial Statements of Businesses Acquired.


         1.  Balance Sheet and Income Statement for Schools Out, Inc.
             and Affiliates ended December 31, 1995.                        F-1


     (b) Pro Forma Financial Information.


         1.  Pro Forma Combined Statements of Operations of Registrant      F-11
             and Schools Out Inc. and Affiliates for the year ended
             December 31, 1995 (Unaudited).


         2.  Notes to the Pro Forma Combined Financial Statements.

                              SCHOOL'S OUT, INC.
                                AND AFFILIATES

                              REPORT ON AUDITS OF
                       THE COMBINED FINANCIAL STATEMENTS
                for the years ended December 31, 1995 and 1994

[LOGO OF COOPERS & LYBRAND]

Coopers & Lybrand L.L.P.

a professional services firm


                      Report of Independent Accountants


To the Shareholders
School's Out, Inc. and Affiliates:

We have audited the accompanying combined balance sheets of School's Out, Inc. and Affiliates as of December 31, 1995 and 1994, and the related combined statements of income, shareholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects the combined financial position of School's Out, Inc. and Affiliates as of December 31, 1995 and 1994 and the combined results of their operations and their cash flows for the years then ended in conformity with generally accepted accounting principles.

/s/ Coopers & Lybrand LLP

COOPERS & LYBRAND L.L.P.


2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 23, 1996

                       SCHOOL'S OUT, INC. AND AFFILIATES

                            Combined Balance Sheets
                          December 31, 1995 and 1994



                        ASSETS                               1995       1994
                                                             ----       ----
Cash                                                       $ 32,774   $ 45,774
Accounts receivable                                          10,679     10,372
Other receivables                                             6,811      3,569
Prepaid expenses and other current assets                    17,375      9,504
                                                           --------   --------
    Total current assets                                     67,639     69,219

Property and equipment, net                                 125,157    130,924

Deposits and other assets                                       500        500
                                                           --------   --------
    Total assets                                           $193,296   $200,643
                                                           ========   ========

    LIABILITIES AND SHAREHOLDERS' EQUITY

Current portion of long-term obligations to shareholders   $ 23,566   $ 97,210
Accounts payable and accrued liabilities                     40,442     28,969
Deferred revenue and customer deposits                       34,391     31,322
                                                           --------   --------
    Total current liabilities                                98,399    157,501

Long-term obligations to shareholders                          --       35,216
                                                           --------   --------
    Total liabilities                                        98,399    192,717
                                                           --------   --------
Commitments and contingencies

Shareholders' equity:
  Common stock                                               12,867      7,335
  Additional paid-in capital                                111,202      1,085
  Accumulated deficit                                       (29,172)      (494)
                                                           --------   --------
    Total shareholders' equity                               94,897      7,926
                                                           --------   --------
    Total liabilities and shareholders' equity             $193,296   $200,643
                                                           ========   ========

                  The accompanying notes are an integral part
                     of the combined financial statements.

                       SCHOOL'S OUT, INC. AND AFFILIATES

                         Combined Statements of Income
                for the years ended December 31, 1995 and 1994


                                                    1995          1994
                                                    ----          ----
Revenues                                         $2,877,122    $2,159,965

Operating expenses:
  Center operating costs                          1,773,239     1,370,613
  General and administrative expenses               664,167       480,351
                                                 ----------    ----------

    Operating income                                439,716       309,001

Other income (expense):
  Interest expense, net                              (6,500)       (2,793)
  Other income                                        1,034         6,442
                                                 ----------    ----------
    Net income                                   $  434,250    $  312,650
                                                 ==========    ==========

                  The accompanying notes are an integral part
                     of the combined financial statements.

                       SCHOOL'S OUT, INC. AND AFFILIATES

                  Combined Statements of Shareholders' Equity
                for the years ended December 31, 1995 and 1994


                                  Number             Additional
                                    of      Common     Paid-In    Accumulated
                                  Shares    Stock      Capital      Deficit       Total
                                  ------   -------   ----------   -----------     -----
January 1, 1994                   1,818    $ 5,066    $     424   $   62,569    $  68,059

Issuance of capital stock         1,020      2,269          661         --          2,930
Net income                         --         --          --         312,650      312,650
Distributions to shareholders      --         --          --        (375,713)    (375,713)
                                  -----    -------     --------    ---------    ---------
December 31, 1994                 2,838      7,335        1,085         (494)       7,926

Issuance of new stock               236      5,532      110,117         --        115,649
Net income                         --         --          --          434,250     434,250
Distributions to shareholders      --         --          --         (462,928)   (462,928)
                                  -----    -------     --------     ---------   ---------
December 31, 1995                 3,074    $12,867     $111,202     $ (29,172)  $  94,897
                                  =====    =======     ========     =========   =========

                  The accompanying notes are an integral part
                     of the combined financial statements.

                      SCHOOL'S OUT, INC. AND AFFILIATES

                      Combined Statements of Cash Flows
                for the years ended December 31, 1995 and 1994


                                                                         1995           1994
                                                                         ----           ----
Cash flows from operating activities:
  Net income                                                          $ 434,250       $ 312,650
  Adjustments to reconcile net income to net cash provided by operating activities:
    Depreciation                                                         45,962          35,473
    Gain on sale of assets                                               (1,034)           --
  Changes in assets and liabilities relating to operating activities
    Decrease (increase) in accounts receivable                             (306)         (9,905)
    Decrease (increase) in other receivables                             (3,242)         17,736
    Decrease in prepaid expenses and other current assets                (7,871)         (8,905)
    Increase in deposits and other assets                                 --               (400)
    Increase (decrease) in accounts payable and accrued liabilities      11,473          (6,702)
    Increase (decrease) in deferred revenue and customer deposits         3,069          31,322
                                                                      ---------       ---------

              Net cash provided by operating activities                 482,301         371,269
                                                                      ---------       ---------

Cash flows from investing activities:
  Purchases of property and equipment                                   (58,404)        (72,089)
  Proceeds from disposals of property and equipment                      19,243            --
                                                                      ---------       ---------

              Net cash used by investing activities                     (39,161)        (72,089)
                                                                      ---------       ---------

Cash flows from financing activities:
  Proceeds from notes payable                                             --             79,288
  Repayments of notes payable                                          (108,861)           --
  Payment of dividends                                                 (462,928)       (375,713)
  Issuance of capital stock                                             115,649           2,930
                                                                      ---------       ---------

              Net cash used by financing activities                    (456,140)       (239,495)
                                                                      ---------       ---------

Net increase (decrease) in cash                                         (13,000)          5,685
Cash, beginning of year                                                  45,774          40,089
                                                                      ---------       ---------

Cash, end of year                                                     $  32,774       $  45,744
                                                                      =========       =========

Cash paid during the year for interest                                $   8,032       $   3,128
                                                                      =========       =========


                  The accompanying notes are an integral part
                     of the combined financial statements.

                       SCHOOL'S OUT, INC. AND AFFILIATES

                    Notes to Combined Financial Statements



1. Summary of Significant Accounting Policies and Company Background

         Nature of Business:

    School's Out, Inc. and Affiliates (the Company) operate child care facilities at various locations in the Richmond and Northern Virginia area.


         Principles of Combination:

    The accompanying combined financial statements included the accounts of the Schools' Out, Inc., Stony Point Learning Center, Inc., Loudoun Children's Center, Inc., Pump Road Child Care Center, Inc., and Cascades Children's Center, Inc.


    These entities have been combined because they are commonly owned and controlled. All significant intercompany transactions between these entities have been eliminated.


         Recognition of Revenues and Pre-opening Expenses:

    Revenue is recognized as the services are performed. Expenses associated with opening new centers are charged to operations as incurred. The
    Company normally requires advance payments for providing its services which the Company records as deferred revenue. As such services are provided, revenue is recorded in the Company's combined statement of income.


        Property and Equipment:

    Property and equipment is stated at cost less accumulated depreciation. Depreciation i computed using accelerated methods over estimated useful lives of the related assets.

    Maintenance, repairs and minor renewals are expensed as incurred. Upon retirement or other disposition of buildings and furniture and equipment, the cost of the items and the related accumulated depreciation are removed from the accounts and any gain or loss is included in operations.

1. Summary of Significant Accounting Policies and Company Background, continued:

         Income Taxes:

    The Company is taxed as S corporations. Under this election, the earnings of the Company are reported on the income tax returns of the individual shareholders for federal and state tax purposes.

         Advertising:

    The Companies charge advertising costs to expense in the period incurred. The total amount of advertising costs for 1995 and 1994 were approximately $77,300 and $48,400, respectively.

         Concentration of Credit Risk:

    The Company's financial instruments subject to credit risk consist primarily of cash and accounts receivable. The Company's cash is maintained in institutions with high credit ratings and is within federally insured limits. The Company's concentration with respect to accounts receivable is limited due to the large number of customers comprising the Company's base. The Company does not require collateral.


         Use of Estimates in the Preparation of Financial Statements:

    The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

               Notes to Combined Financial Statements, Combined

2.  Property and Equipment

    The balances of major property and equipment classes are as follows:


                                               1995         1994
                                               ----         ----
    Leasehold improvements                 $   4,294     $   3,294
    Furniture and equipment                  320,904       322,778
                                           ---------     ---------

                                             325,198       326,072

    Accumulated depreciation                (200,041)     (195,148)
                                           ---------     ---------
                                           $ 125,157     $ 130,924
                                           =========     =========


    Depreciation expense amounted to $45,962 and $35,473 for the years ended December 31, 1995 and 1994, respectively.



3.  Long-Term Obligations to Shareholders:

    The Company has outstanding notes payable to shareholders in the amounts of $23,566 and $132,426 as of December 31, 1995 and 1994, respectively. The notes relate to vehicles purchased by a shareholder of the Company and the funding of start-up costs by certain shareholders. The notes bear interest at rates ranging from 7%-10%. The remaining balance at December 31, 1995 is anticipated to be repaid before December 31, 1996 and is therefore classified as current in the accompanying balance sheet.


4.  Lease Obligations:

    Future minimum rentals, for the real properties leased by the Companies by year and in the aggregate, under noncancelable operating leases, consisted of the following at December 31, 1995:



                                   1996          $  454,000
                                   1997             465,000
                                   1998             477,000
                                   1999             364,000
                                   2000             290,000
                                                 ----------

                                                 $2,050,000
                                                 ==========


    Total rent expense approximately $310,600 and $259,600 for the years ended December 31, 1995 and 1994, respectively.

5.  Common Stock:

    Common stock consists of the following at December 31:


                                                                          # Shares
                                                             # Shares    Issued and
                                                Par Value   Authorized   Outstanding
                                                ---------   ----------   -----------
     1995:

       School's Out, Inc.                       $       1        5,000         1,458
       Stony Point Learning Center, Inc.                1        4,000           208
       Loudoun Children's Center, Inc.               None        5,000           208
       Pump Road Child Care Center, Inc.             None        5,000         1,000
       Cascades Children's Center, Inc.              None        5,000           200
                                                             ---------   -----------

           Total                                                24,000         3,074
                                                             =========   ===========


     1994:

       School's Out, Inc.                        $      1        5,000         1,428
       Stony Point Learning Center, Inc.                1        4,000           206
       Loudoun Children's Center, Inc.               None        5,000           204
       Pump Road Child Care Center, Inc.             None        5,000         1,000
                                                             ---------   -----------
           Total                                                19,000         2,838
                                                             =========   ===========


6.  Commitments and Contingencies:

    The Company from time-to-time is a defendant in litigation arising in the normal course of business. Management does not believe that any settlements resulting from such litigation will have a material adverse effect on the Company's financial position, results of operations, or cash flows.


7.  Subsequent Event:

    Subsequent to year-end, the Company was sold pursuant to an asset and stock purchase agreement.

                        NOBEL EDUCATION DYNAMICS, INC.
                               AND SUBSIDIARIES
                    PRO FORMA COMBINED FINANCIAL STATEMENTS



The following unaudited pro forma combined financial statements include the account of Nobel Education Dynamics, Inc. and subsidiaries (the Company), and Schools Out, Inc. and Affiliates. The acquisition was completed February 1996. Such pro forma combined financial statements assume that the acquisitions was accounted for as purchase at the beginning of the respective period for the combined statements of operations.


The pro forma combined financial statements are unaudited, but in the opinion of the management, all adjustments necessary to present fairly such pro forma combined financial statements have been made.


These pro forma combined financial statements should be read in connection with the related notes hereto and in connection with the historical financial statements of the Company and Schools Out, Inc. and Affiliates, either incorporated herein by reference or included. The pro forma combined statements of operations are not necessarily indicative of what the actual results of operations would have been had the transactions occurred as of the beginning of the respective periods, nor do they purport to indicate the results of future operations of the Company.

                        NOBEL EDUCATION DYNAMICS, INC.
                     AND SCHOOLS OUT INC., AND AFFILIATES
                            PRO FORMA CONSOLIDATED
                            STATEMENT OF OPERATIONS
                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                               Registrant   Schools Out     Proforma      Proforma
                               Historical   Historical      Adjustments   Combined
                               ----------   -------------   -----------   --------
Revenues                       $44,154,367  $  2,877,122                  $47,031,489
Operating Expenses              35,908,484     1,773,239    $ 124,375 A    37,806,098
                               -----------  ------------    ---------     -----------
  School Operating Profit        8,245,883     1,103,883     (124,375)      9,225,391
                               -----------  ------------    ---------     -----------
General & Administrative
 Expenses                        3,395,940       664,167     (495,163) B    3,564,944
Litigation Expense                 500,000             0            0         500,000
                               -----------  ------------    ---------     -----------
  Operating Income               4,349,943       439,716      370,788       5,160,447
                               -----------  ------------    ---------     -----------
Interest Expense                 1,839,563         6,500      289,068  C    2,135,131
Other Income (Loss)               (125,724)       (1,034)           0        (126,758)
Minority Interest in
 Income of Subsidiary               85,808             0            0          85,808
                               -----------  ------------    ---------     -----------
Income Before Taxes              2,550,296       434,250       81,720       3,066,266
Income Tax (Benefit) Expense    (1,355,590)            0      199,588  D   (1,156,002)
                               -----------  ------------    ---------     -----------
Net Income Before
 Extraordinary Item              3,905,886       434,250     (117,868)      4,222,268
Extraordinary Loss on Early
 Extinguishment of Debt             62,000             0            0          62,000
                               -----------  ------------    ---------     -----------
Net Income                       3,843,866       434,250     (117,868)      4,160,268
Preferred Stock Dividends          184,114             0            0         184,114
                               -----------  ------------    ---------     -----------
Net Income Available to
 Common Shareholders          $  3,659,772  $    434,250    $(117,868)     $3,976,154
                               ===========  ============    =========     ===========
Primary Earning Per Share            $0.68                                      $0.73  E
                                     =====                                      =====
Fully Diluted Earning Per Share      $0.63                                      $0.67
                                     =====                                      =====

             See notes to proforma combined financial statements.

                        NOBEL EDUCATION DYNAMICS, INC.
                        AND SCHOOLS OUT AND AFFILIATES
                              PRO FORMA COMBINED
                                BALANCE SHEETS
                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                           Registrant    Schools Out       Proforma        Proforma
                                                           Historical    Historical      Adjustments       Combined
                                                           ----------    -----------     ------------     -----------
CURRENT ASSETS
Cash and cash equivalents                                  $ 3,714,560   $   32,774      $(2,032,000)  A  $ 1,715,334
Accounts receivable, less allowance
  for doubtful accounts of $103,000 in 1995                    727,097       10,679          (10,679)  B      727,097
Other receivable                                               573,237        6,811           (6,811)  B      573,237
Prepaid insurance and other                                    613,784            -                           613,784
Prepaid rent                                                   609,401       17,375          (17,375)  B      609,401
Deferred taxes                                                 873,962                                        873,962
                                                           -----------   ----------      -----------      -----------
     TOTAL CURRENT ASSETS                                    7,112,041       67,639       (2,066,862)       5,112,815
                                                           -----------   ----------      -----------      -----------
Property and equipment at cost                              21,220,004      125,157                        21,345,161
Accumulated depreciation                                    (5,355,699)           -                -       (5,355,699)
                                                           -----------   ----------      -----------      -----------
Net property and equipment                                  15,864,305      125,157                -       15,989,462
Property and equipment held for sale (Southeast)             1,307,497            -                -        1,307,497
Goodwill                                                    17,273,626            -        4,975,003   C   22,248,629
Deposits and other assets                                    2,262,871          500          100,000   D    2,363,371
Deferred tax asset                                           1,117,000            -                -        1,117,000
                                                           -----------   ----------      -----------      -----------
     TOTAL ASSETS                                          $44,937,340   $  193,296      $ 3,008,138      $48,138,774
                                                           ===========   ==========      ===========      ===========


LIABILITIES AND SHAREHOLDERS EQUITY
Revolving line of credit (unused portion $6,300,000)       $         -   $        -      $ 1,200,000   E  $ 1,200,000
Current portion of long term obligation                      1,086,409       23,566           34,712   F    1,144,687
Current portion of subordinated debt                           285,253            -                -          285,253
Current portion of capital leases                               49,897            -                -           49,897
Non-compete note to seller                                           -            -          100,000   G      100,000
Accounts payable and other current liabilities               6,318,219       40,442          (10,078)  H    6,348,583
Deferred tuition income                                              -       34,391                -           34,391
Escrow payable                                                 203,305            -                -          203,305
                                                           -----------   ----------      -----------      -----------
     TOTAL CURRENT LIABILITIES                               7,943,083       98,399        1,324,634        9,366,116
                                                           -----------   ----------      -----------      -----------
Long term obligations                                       11,392,590            -          278,401   I   11,670,991
Long term subordinated debt                                  8,878,605            -                -        8,878,605
Capital lease obligations                                      323,199            -                -          323,199
Deferred gain on sale leaseback                                 55,312            -                -           55,312
Minority interest in share equity                              223,881            -                -          223,881
                                                           -----------   ----------      -----------      -----------
     TOTAL LIABILITIES                                      28,816,670       98,399        1,603,035       30,518,104
                                                           -----------   ----------      -----------      -----------
Commitment and Contingencies (Notes 5, 7, 9, and 15)

STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value; 10,000,000 shares
   authorized, issued and outstanding 5,505,150 in 1995
   and 4,984,320 in 1994 $(6,984,320 and $4,984,320,
   at liquidation value in 1995 and 1994)                        5,505            -                -            5,505
  Common stock, $.001 par value, 50,000,000 shares
    authorized, issued and outstanding                           4,095       12,867          (12,771)  J        4,191
  Common stock issuable (Educo), 312,500 shares              2,000,000            -                -        2,000,000
  Additional paid-in capital                                21,818,344      111,202        1,388,702   J   23,318,248
  Accumulated deficit                                       (7,707,274)     (29,172)          29,172   J   (7,707,274)
                                                           -----------   ----------      -----------      -----------
                                                            16,120,670       94,897        1,405,103       17,620,670
                                                           -----------   ----------      -----------      -----------
          TOTAL LIABILITIES AND EQUITY                     $44,937,340   $  193,296       $3,008,138      $48,138,774
                                                           ===========   ==========      ===========      ===========

              See notes to proforma combined financial statements.

                         NOBEL EDUCATION DYNAMICS, INC.
                      AND SCHOOLS OUT AND AFFILIATES, INC.
                           NOTES TO PROFORMA COMBINED
                              FINANCIAL STATEMENT


1.   Basis of Presentation
     ---------------------

     The proforma combined financial statements include the accounts and results of the Company, and Schools Out, Inc. and Affiliates as if the acquisition had been consummated as of the beginning of the twelve months ended December 31, 1995.

     The Company acquired certain assets and stock of Schools Out and Affiliates, Inc., consisting of five learning centers in Virginia on February 2, 1996. The purchase of four of the centers include $3,200,000 in cash, a note in the amount of $336,680 bearing interest at the rate of 7% per annum. The note is payable in sixty equal installments of principal and interest. The Company will also be required to pay an earn-out based on the twelve month period following the closing date. The Company also entered into a non-compete agreement for $1,667 per month for sixty months. The Company acquired the stock of the center also purchased on February 2, 996 for 96,192 shares of the Company's Common Stock. The Company will also be required to pay an earn-out if the operations for the twelve month period if the operating profit exceeds a certain amount.

2.   Proforma Adjustment
     Combined Statement of Operations
     --------------------------------

     A. To record goodwill amortization expense based on goodwill of $4,975,003 with an amortization period of forty years. Goodwill expense for one year totals $124,375

     B. The following represents adjustments to general and administrative expenses of the acquired company that have been or will have been implemented by management. These adjustments assume that management's actions were carried out at the beginning of the period presented and only give effects to those items that are factually supportable.

     Eliminate Corporate expense of Schools Out Inc.
     and Affiliates                                            $(664,167)

     Additional Regional Manager and related costs;
     benefits, car, postage                                       54,000

     Additional accounting 1/2 clerk and benefits                 25,000

     Marketing/Advertisement $4,000 per school                    20,000

     Consulting Agreement (1,667 x 12 months)                     20,004

     Other; payroll costs, office supplies, telephone
     postage, dues and subscriptions, legal and accounting        50,000
                                                               ---------
                                                               $(495,163)
                                                               =========

                         NOBEL EDUCATION DYNAMICS, INC.
                      AND SCHOOLS OUT AND AFFILIATES, INC.
                           NOTES TO PROFORMA COMBINED
                              FINANCIAL STATEMENT
                                  (Continued)



2.   Proforma Adjustment
     Combined Statement of Operations (Continued)
     --------------------------------

     C. To record interest expense related to the cash portion of the transaction and the note to seller less current interest expense of Schools Out Inc. and affiliates.


                                              12 months
                                            Dec. 31, 1995
                                            -------------

          Schools Out Inc.                     $ (6,500)
          $3,200,000 x 8.5% interest rate       272,000


          $336,680 note x 7% interest rate       23,568
                                               --------

                                               $289,068
                                               ========

     D. To record taxes at estimated tax rate of 40%. Schools Out, Inc. and affiliates operated as a subchapter S. Corporation.

          Actual Profit    $434,250 x 40% = $173,700
                             64,720 x 40% =   25,888
                                            --------

          Total Taxes                     = $199,588
                                            ========

     E.   Earning per share calculation

                                          December 31, 1995
                                          -----------------
                           Common Stock Equivalents       Post Acquisition
                           ------------------------       ----------------
          Primary                  5,398,731                  5,494,923
          Fully Diluted            6,129,121                  6,225,313

          The post acquisition common stock and equivalents include 96,192 shares which were issued in connection with the acquisition reported.

                         NOBEL EDUCATION DYNAMICS, INC.
                      AND SCHOOLS OUT AND AFFILIATES, INC.
                           NOTES TO PROFORMA COMBINED
                              FINANCIAL STATEMENT
                                  (Continued)


2.   Proforma Adjustment
     Balance Sheet (Continued)
     -------------

     A.   To adjust cash for:
               Purchase Price                        $(3,200,000)
               Eliminate Schools Out, Cash Balance       (32,000)
               Adjust Cash for borrowings on
               revolving line                          1,200,000
                                                     -----------
                                                     $ 2,032,000
                                                     ===========

     B. To eliminate the assets and liabilities of Schools Out, Inc. which the registrant did not acquire. The registrant acquired property, plant and equipment and prepaid tuitions.

     C.   To record goodwill based on the purchase price.

     D. To record the non-compete agreement as an asset on the registrants books.

     E.   To record borrowing $1,200,000 on the revolving line of credit

     F. To eliminate School's Out current portion of long term debt of $(23,566) and to record the current portion of the note to the seller of $58,278.

     G.   To record the liability related to the non-compete agreement.

     H. To eliminate account payable of Schools Out, Inc. totaling ($40,442) and to record estimated transaction costs of $30,364.

     I. To record the long term portion of the note payable to seller totaling $278,401

     J. To eliminate Schools Out. Inc. and affiliates and shareholders' equity and to record stock issued for the acquisition

                         Schools Out               Nobel            Total
                         -----------           -------------    ------------
Common Stock              $ (12,867)             $       96      $  (12,771)
Additional Paid in Cap.   $(111,202)             $1,499,904      $1,388,702
Accumulated Deficit       $ (29,172)                             $  (29,172)


                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                NOBEL EDUCATION DYNAMICS, INC.



Date: April 16, 1996            By: /s/ Yvonne DeAngelo
                                    ----------------------------------------
                                    Yvonne DeAngelo
                                    Vice President Administration and Finance;
                                    Secretary

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 NOBEL EDUCATION DYNAMICS, INC.



Date: April 16, 1996             By:/s/ Yvonne DeAngelo
                                    -----------------------------------------
                                    Yvonne DeAngelo
                                    Vice President Administration and Finance;
                                    Secretary

                                  SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 NOBEL EDUCATION DYNAMICS, INC.


Date: April 16, 1996             By:/s/ Yvonne DeAngelo
                                    ----------------------------------------
                                    Yvonne DeAngelo
                                    Vice President Administration and Finance;
                                    Secretary